As filed with the Securities and Exchange Commission on May 30, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

Annual Report

March 31, 2018

DoubleLine Selective Credit Fund

DBSCX (I-share)

Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2018	3

President’s Letter	(Unaudited) March 31, 2018

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver this Annual Report for the 12-month period ended March 31, 2018. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311) or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2018

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	(Unaudited) March 31, 2018

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 12-month period ended March 31, 2018, spreads tightened 60 to 90 basis points (bps) across the capital stack. The strong performance of the sector was supported by both technical and fundamental factors. The sector continued to decrease in size as legacy paydowns outpace new issuance volumes. Representations and warranties settlements have also been catalysts for tightening within the sector. Home prices rose across the country with the latest S&P CoreLogic Case-Shiller Home Price Index up 6.2% annually. New issuance volumes were primarily composed of non-performing and re-performing loan transactions, Agency credit risk transfer deals and securities backed by prime collateral (Jumbo 2.0 securities). Non-qualifying mortgages saw the largest percentage increase during the period as lenders looked for innovative ways to increase origination volumes during this strong housing cycle.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 12-month period ended March 31, 2018, new issue CMBS spreads tightened alongside broader credit and equity indices. While 2017 saw meaningful spread tightening due to the post-election, risk on sentiment, the first quarter of 2018 saw increased volatility as rates moved higher. Despite a meaningful pullback in foreign investment and transaction volume through 2017, the Moody’s/RCA Commercial Property Price Index (CPPI) increased by 8% on the national level, 9% in major markets and 7% in non-major markets. While Retail sector concern grew rampant throughout 2017 amongst store closures and bankruptcies, Retail CPPI increased by 2.8% for the reporting period. The Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value returned 1.12%, underperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 1.20%. For the period, 10-year AAA last cash flows (LCF) tightened by 12 bps to 82 bps over swaps, while BBB- bonds tightened by 110 bps to 330 bps over swaps. On the new issue front, $90.4 billion priced during the 12-month reporting period as compared to $60.8 billion from April 2016 through March 2017. Single-asset single-borrower (SASB) deals were up about 154% and continued to be the driver of new issuance, as compared to conduit deals which were up about 9%. Due to broad market consensus for a rising rate environment, there is continual demand for short-duration, floating-rate investments, which is one of the reasons for the robust issuance of SASB over conduit CMBS. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate loans has fallen in nine of the last 12 months and is now 4.55%, 82 bps lower year-over-year.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended March 31, 2018, total CLO issuance was $132.77 billion with an average monthly issuance of $11.06 billion. February 2018 was the highest monthly issuance for the last 36 months ending March 31, 2018. Spreads across the capital stack tightened to post-crisis tights. Over the past 12-months, London Interbank Offered Rate (LIBOR) has risen by 115 bps. In February 2018, the United States Court of Appeals for the District of Columbia ruled that qualifying CLO managers are not subject to the risk retention requirements of the Dodd-Frank Act. Prior to this decision, the market was expecting these risk retention requirements to be in place permanently and managers had created solutions to address them. Deals issued prior to February 2018 were generally designed to be risk retention compliant. The court’s decision appears to have allowed managers that had struggled with risk retention compliance to reenter the market.

Annual Report	March 31, 2018	5

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2018

DoubleLine Selective Credit Fund

For the 12-month period ended March 31, 2018, the DoubleLine Selective Credit Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 1.20%. The U.S. Treasury (UST) curve flattened during this time with the 2-year and 10-year yields up 101 bps and 35 bps, respectively. The outperformance was primarily due to sector allocation. Spreads tightened across credit-sensitive assets, particularly in lower rated securities like High Yield corporate credit and non-rated structured assets; however, it is worth noting that the Index’s primary credit exposure is in Investment Grade, or higher rated bonds. The Index has no exposure to non-Agency MBS or CLOs, which were the best performing sectors within the Fund. Non-Agency MBS spreads tightened 60 to 90 bps across the capital stack during this period. CMBS underperformed as prices declined; however, total return was positive due to interest income. Interest-only MBS were the largest detractors from performance as prices declined due to their longer duration.

Period Ended 3-31-18	1-Year
I-Share	7.81%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2018 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses as a percentage of net assets at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. A liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Additional principal risks for the Fund can be found in the private placement memorandum.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Basis Point—A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Investment Grade (IG)—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

6	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2018

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Moody’s/RCA Commercial Property Price Index (CPPI)—A time series of unleveraged U.S. commercial property values that captures the prices at which commercial real estate transactions are currently being negotiated and contracted.

S&P CoreLogic Case-Shiller Home Price Index—A set of 2 indices, one comprised of price changes within all 20 metropolitan markets, and another comprised of price changes within a subset of 10 metropolitan markets.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Quasar Distributors, LLC provides filing administration for the DoubleLine Selective Credit Fund.

Annual Report	March 31, 2018	7

Standardized Performance Summary	(Unaudited) March 31, 2018

DBSCX
DoubleLine Selective Credit Fund Returns as of March 31, 2018	1-Year	3-Year Annualized	Since Inception Annualized (8-4-14 to 3-31-18)
I-share (DBSCX)	7.81%	5.97%	6.23%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.20%	1.95%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200.

8	DoubleLine Selective Credit Fund

Schedule of Investments DoubleLine Selective Credit Fund	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.0%

	MarketPlace Loan Trust,
54,467	Series 2015-CB1-A	4.00%	^	07/15/2021	54,454

	Total Asset Backed Obligations (Cost $54,466)				54,454

COLLATERALIZED LOAN OBLIGATIONS 1.4%

	Apidos Ltd.,
1,000,000	Series 2014-18A-D (3 Month LIBOR USD + 5.20%)	6.94%	^	07/22/2026	1,000,857

	Babson Ltd.,
250,000	Series 2014-3A-E2 (3 Month LIBOR USD + 6.50%)	8.22%	^	01/15/2026	250,000
1,000,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	8.19%	^	10/20/2030	1,026,022

	Barings Ltd.,
500,000	Series 2017-1A-E (3 Month LIBOR USD + 6.00%)	7.73%	^	07/18/2029	505,735

	Canyon Capital Ltd.,
500,000	Series 2016-2A-E (3 Month LIBOR USD + 6.75%)	8.47%	^	10/15/2028	507,418

	Cook Park Ltd.,
500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.40%)	0.00%	^	04/17/2030	492,500

	Dryden Senior Loan Fund,
500,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	6.87%	^	01/15/2031	491,553

	Greenwood Park Ltd.,
500,000	Series 2018-1A-E (3 Month LIBOR USD + 4.95%)	0.00%	^	04/15/2031	499,907

	LCM LP,
500,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	7.23%	^	01/20/2031	496,848

	Madison Park Funding Ltd.,
250,000	Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.20%	^	01/27/2026	250,196

	Neuberger Berman Loan Advisers Ltd.,
500,000	Series 2017-16SA-E (3 Month LIBOR USD + 5.40%)	7.12%	^	01/15/2028	496,587

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	8.87%	^	07/15/2029	1,031,163
500,000	Series 2014-1A-D (3 Month LIBOR USD + 6.60%)	8.43%	^	11/14/2026	505,731

	Voya Ltd.,
500,000	Series 2016-4A-E2 (3 Month LIBOR USD + 6.65%)	8.39%	^	07/20/2029	512,578

	Wind River Ltd.,
1,000,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.47%	^	01/15/2031	992,691
1,000,000	Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	7.27%	^	10/15/2027	1,003,464

	Total Collateralized Loan Obligations (Cost $9,895,837)				10,063,250

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 2.7%

	Atrium Hotel Portfolio Trust,
500,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.30%)	4.83%	^	12/15/2036	496,328

	Barclays Commercial Mortgage Securities LLC,
282,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%, 2.56% Floor)	5.53%	^	08/15/2027	282,689

	BB-UBS Trust,
214,000	Series 2012-TFT-TE	3.56%	#^	06/05/2030	194,379

	Bear Stearns Commercial Mortgage Securities, Inc.,
500,000	Series 2007-T26-AJ	5.52%	#	01/12/2045	473,578

	BX Commercial Mortgage Trust,
755,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	3.60%	^	03/15/2037	751,566

	BX Trust,
629,000	Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.03%	^	10/15/2032	632,745

	Caesars Palace Las Vegas Trust,
694,000	Series 2017-VICI-D	4.35%	#^	10/15/2034	704,995

	CHT Mortgage Trust,
679,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	4.78%	^	11/15/2036	684,511
362,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.80% Floor)	5.52%	^	11/15/2036	365,067

	Citigroup Commercial Mortgage Trust,
500,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	426,072
450,000	Series 2016-GC36-D	2.85%	^	02/10/2049	346,544

	CLNS Trust,
253,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.24%	^	06/11/2032	254,965
253,000	Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.24%	^	06/11/2032	255,467

	COBALT Commercial Mortgage Trust,
221,058	Series 2007-C2-AJFX	5.57%	#	04/15/2047	223,253

	Commercial Mortgage Pass-Through Certificates,
227,000	Series 2012-CR4-D	4.57%	#^	10/15/2045	134,186
411,000	Series 2012-CR4-E	4.57%	#^Þ	10/15/2045	140,081
250,000	Series 2014-CR19-C	4.72%	#	08/10/2047	251,460
500,000	Series 2015-3BP-B	3.24%	#^	02/10/2035	487,187
500,000	Series 2015-CR22-D	4.12%	#^	03/10/2048	419,094
500,000	Series 2015-DC1-D	4.35%	#^	02/10/2048	416,828

	CSAIL Commercial Mortgage Trust,
500,000	Series 2015-C1-D	3.80%	#^	04/15/2050	441,835

	CSMC Trust,
499,000	Series 2017-PFHP-G (1 Month LIBOR USD + 6.15%, 6.15% Floor)	7.93%	^	12/15/2030	489,030

	FREMF Mortgage Trust,
228,922	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	6.72%	^	07/25/2023	231,103

	GMAC Commercial Mortgage Securities Trust,
347,000	Series 2004-C3-E	5.14%	#^	12/10/2041	340,237

	JP Morgan Chase Commercial Mortgage Securities Corporation,
245,769	Series 2006-LDP9-AM	5.37%		05/15/2047	247,483

	JP Morgan Chase Commercial Mortgage Securities Trust,
107,000	Series 2004-CBX-D	5.10%	#	01/12/2037	108,765
531,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	529,667

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	9

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Trust, (Cont.)
208,000	Series 2016-WIKI-E	4.01%	#^	10/05/2031	202,621
249,000	Series 2016-WPT-E (1 Month LIBOR USD + 5.00%)	6.78%	^	10/15/2033	251,953

	JPMBB Commercial Mortgage Securities Trust,
500,000	Series 2015-C27-D	3.84%	#^	02/15/2048	401,624

	LMREC, Inc.,
500,000	Series 2015-CRE1-A (1 Month LIBOR USD + 1.75%)	3.61%	^	02/22/2032	501,350

	Merrill Lynch Mortgage Trust,
425,000	Series 2007-C1-AM	5.81%	#	06/12/2050	429,216

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.49%	#	10/15/2047	244,732
350,000	Series 2014-C19-C	4.00%		12/15/2047	336,408
699,000	Series 2015-C20-D	3.07%	^	02/15/2048	540,948

	Morgan Stanley Capital Trust,
501,000	Series 2017-CLS-E (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.73%	^	11/15/2034	503,700
556,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.38%	^	11/15/2034	558,083

	Morgan Stanley Capital, Inc.,
272,640	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	272,378
500,000	Series 2014-MP-D	3.69%	#^	08/11/2033	497,226

	Sutherland Commercial Mortgage Loans LLC,
67,948	Series 2015-SBC4-A	4.00%	^	06/25/2039	67,570

	Tharaldson Hotel Portfolio Trust,
506,000	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	4.92%	^	11/11/2034	508,975

	UBS-Barclays Commercial Mortgage Trust,
105,000	Series 2013-C6-D	4.32%	#^	04/10/2046	93,833

	Wachovia Bank Commercial Mortgage Trust,
107,956	Series 2006-C25-F	5.19%	#	05/15/2043	107,666
64,125	Series 2006-C26-AM	6.00%	#	06/15/2045	64,293
157,414	Series 2007-C30-AJ	5.41%	#	12/15/2043	159,043

	Waterfall Commercial Mortgage Trust,
3,449,486	Series 2015-SBC5-A	4.10%	#^	09/14/2022	3,389,222

	Wells Fargo Commercial Mortgage Trust,
500,000	Series 2015-C26-D	3.59%	^	02/15/2048	391,887

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $20,396,636)				19,851,843

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 94.2%

	Ajax Mortgage Loan Trust,
2,155,936	Series 2016-1-A	4.25%	^§	07/25/2047	2,131,907
7,706,118	Series 2017-C-A	3.75%	^§	07/25/2060	7,614,402

	Alternative Loan Trust,
7,499,986	Series 2005-55CB-2A1	5.50%		11/25/2035	6,992,856
7,089,409	Series 2005-79CB-A1 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	2.42%		01/25/2036	5,264,411
7,089,409	Series 2005-79CB-A2 (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	3.08%	I/F I/O	01/25/2036	756,599
11,250,796	Series 2005-80CB-4A1	6.00%		02/25/2036	9,151,042
2,410,545	Series 2007-HY3-1A1 (12 Month LIBOR USD + 1.70%, 1.70% Floor)	3.54%		03/25/2047	2,124,379

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Alternative Loan Trust, (Cont.)
9,441,220	Series 2007-OA8-1A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.05%		06/25/2047	8,090,951

	Banc of America Funding Corporation,
3,552,160	Series 2006-2-2A11	5.50%		03/25/2036	3,509,037
2,092,816	Series 2007-1-TA8	5.85%	ß	01/25/2037	1,943,570

	BCAP LLC Trust,
6,800,575	Series 2011-RR4-4A8	5.99%	#^	08/26/2037	6,798,458
7,135,591	Series 2011-RR4-5A8	5.99%	#^	08/26/2037	7,133,370
21,923,983	Series 2012-RR4-6A2	3.58%	#^	11/26/2035	17,842,057
13,198,165	Series 2013-RR2-6A2	3.72%	#^	06/26/2037	12,639,379

	Bear Stearns ARM Trust,
7,366,554	Series 2006-2-2A1	3.72%	#	07/25/2036	7,363,509

	Bear Stearns Asset Backed Securities Trust,
6,125,095	Series 2005-10-23A1	3.48%	#	01/25/2036	5,783,016
4,247,627	Series 2006-4-31A1	3.54%	#	07/25/2036	3,954,618
5,441,911	Series 2006-AC5-A1	6.25%	ß	12/25/2036	5,466,480
16,717,029	Series 2006-AQ1-12A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.01%		10/25/2036	17,240,917
2,408,770	Series 2006-IM1-A1 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	2.10%		04/25/2036	2,817,491

	Chase Mortgage Finance Trust,
3,011,630	Series 2006-S2-1A9	6.25%		10/25/2036	2,531,795
6,031,308	Series 2006-S3-1A2	6.00%		11/25/2036	4,997,075
510,336	Series 2007-S3-1A12	6.00%		05/25/2037	417,139

	CHL Mortgage Pass-Through Trust,
4,201,550	Series 2006-13-1A17 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.78%	I/F I/O	09/25/2036	703,411
4,201,550	Series 2006-13-1A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.25% Cap)	2.47%		09/25/2036	2,630,782
10,388,695	Series 2007-21-1A1	6.25%		02/25/2038	8,825,903
6,991,395	Series 2007-HYB1-2A1	3.19%	#	03/25/2037	6,455,756

	CIM Trust,
4,000,000	Series 2016-1RR-B2	8.29%	#^Þ	07/26/2055	3,941,322
3,000,000	Series 2016-2RR-B2	8.15%	#^Þ	02/25/2056	2,913,396
3,000,000	Series 2016-3RR-B2	8.33%	#^Þ	02/27/2056	2,896,349

	Citigroup Mortgage Loan Trust, Inc.,
1,854,058	Series 2005-9-21A2	5.50%		11/25/2035	1,852,241
1,281,774	Series 2007-AR8-1A1A	3.60%	#	08/25/2047	1,164,656
8,380,000	Series 2007-WFH4-M3B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	2.87%		07/25/2037	8,091,435
2,709,130	Series 2011-12-1A2	3.59%	#^Þ	04/25/2036	2,244,194

	CitiMortgage Alternative Loan Trust,
9,434,661	Series 2006-A2-A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.47%		05/25/2036	7,780,846
10,389,827	Series 2006-A2-A6 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.53%	I/F I/O	05/25/2036	1,050,054
16,472,490	Series 2007-A5-1A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.10% Cap)	2.37%		05/25/2037	13,907,624
16,472,490	Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.73%	I/F I/O	05/25/2037	1,896,970
4,620,067	Series 2007-A6-1A4	6.00%		06/25/2037	4,513,984
3,148,508	Series 2007-A6-1A5	6.00%		06/25/2037	3,076,213
4,800,622	Series 2007-A8-A1	6.00%		10/25/2037	4,544,627

	Countrywide Alternative Loan Trust,
978,875	Series 2004-22CB-1A1	6.00%		10/25/2034	1,012,244

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
1,813,228	Series 2005-22T1-A5	5.50%		06/25/2035	1,502,185
1,619,293	Series 2005-28CB-2A7	5.75%		08/25/2035	1,458,446
2,566,553	Series 2005-46CB-A20	5.50%		10/25/2035	2,485,238
4,985,420	Series 2005-65CB-1A11	6.00%		01/25/2036	4,776,115
377,776	Series 2005-73CB-1A3	6.25%		01/25/2036	386,414
2,059,995	Series 2006-14CB-A8	6.00%		06/25/2036	1,762,438
4,622,980	Series 2006-41CB-2A12	6.00%		01/25/2037	4,052,408
1,764,744	Series 2006-41CB-2A15	5.75%		01/25/2037	1,522,845
4,962,634	Series 2006-46-A6	6.00%		02/25/2047	4,161,112
3,094,757	Series 2006-7CB-2A1	6.50%		05/25/2036	2,275,623
1,543,605	Series 2006-8T1-1A4	6.00%		04/25/2036	1,219,634
2,125,677	Series 2006-J4-2A13	6.00%		07/25/2036	1,859,605
5,853,686	Series 2006-J4-2A8	6.00%		07/25/2036	5,120,977
1,686,865	Series 2006-J6-A5	6.00%		09/25/2036	1,486,060
1,305,348	Series 2007-13-A4	6.00%		06/25/2047	1,133,561
680,422	Series 2007-J2-2A1	6.00%		07/25/2037	663,060

	Countrywide Asset Backed Certificates,
29,386,640	Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.01%		06/25/2047	27,714,778

	Countrywide Home Loans,
177,771	Series 2006-10-1A11	5.85%		05/25/2036	152,914
1,055,712	Series 2006-17-A6	6.00%		12/25/2036	904,108
2,383,601	Series 2006-19-1A7	6.00%		01/25/2037	2,106,449
3,370,955	Series 2006-9-A2	6.00%		05/25/2036	2,856,069
11,618,911	Series 2007-15-1A29	6.25%		09/25/2037	10,793,327
818,438	Series 2007-4-1A10	6.00%		05/25/2037	671,988
596,254	Series 2007-8-1A5	5.44%		01/25/2038	479,258

	Credit Suisse First Boston Mortgage Securities Corporation,
2,400,938	Series 2005-12-5A1	5.25%		01/25/2036	2,323,114
1,093,190	Series 2005-9-3A2	6.00%		10/25/2035	632,300

	Credit Suisse Mortgage Capital Certificates,
1,228,410	Series 2006-6-1A10	6.00%		07/25/2036	1,037,198
1,467,572	Series 2008-2R-1A1	6.00%	^	07/25/2037	1,374,861
5,613,928	Series 2009-9R-10A2	5.50%	^	12/26/2035	4,707,705
2,134,522	Series 2011-17R-1A2	5.75%	^Þ	02/27/2037	2,157,667

	CSMC Mortgage-Backed Trust,
5,975,937	Series 2006-7-10A1	6.75%		08/25/2036	5,387,526

	Deutsche Mortgage Securities, Inc.,
4,412,561	Series 2009-RS2-1A2	3.59%	#^	09/26/2036	4,315,207

	Deutsche Securities, Inc.,
1,372,347	Series 2005-6-2A1	5.50%		12/25/2035	1,248,179
519,572	Series 2006-AB4-A1A	6.01%	#	10/25/2036	494,258

	First Horizon Alternative Mortgage Securities,
3,001,020	Series 2005-FA4-1A6	5.50%		06/25/2035	2,853,171
1,220,285	Series 2005-FA8-1A3	5.50%		11/25/2035	1,042,966
3,137,014	Series 2007-FA3-A8	6.00%		06/25/2037	2,487,461
3,423,722	Series 2007-FA4-1A4	6.25%		08/25/2037	2,784,164

	First Horizon Asset Securities, Inc.,
280,935	Series 2006-1-1A2	6.00%		05/25/2036	256,567
2,367,858	Series 2007-3-A4	6.00%		06/25/2037	1,946,165

	GreenPoint Mortgage Funding Trust,
8,675,406	Series 2005-AR4-3A1 (12 Month US Treasury Average + 1.40%, 1.40% Floor)	2.68%		10/25/2045	7,468,126

	GSR Mortgage Loan Trust,
590,256	Series 2006-2F-3A4	6.00%		02/25/2036	494,424
2,147,041	Series 2007-1F-3A14	5.75%		01/25/2037	1,985,238
4,154,893	Series 2007-2F-3A3	6.00%		03/25/2037	3,754,253

	HarborView Mortgage Loan Trust,
15,233,482	Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	2.02%		02/19/2046	13,807,575
15,207,813	Series 2007-4-1A1 (1 Month LIBOR USD + 0.22%, 10.00% Cap)	2.03%		07/19/2047	14,756,808

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HarborView Mortgage Loan Trust, (Cont.)
8,329,987	Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	2.87%		10/25/2037	7,742,329

	HSI Asset Loan Obligation Trust,
2,703,207	Series 2007-1-3A6	6.00%		06/25/2037	1,801,169

	Impac Secured Assets Trust,
1,467,240	Series 2006-5-1A1B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	2.07%		02/25/2037	1,284,551

	IndyMac Mortgage Loan Trust,
6,805,429	Series 2007-AR1-3A1	3.77%	#	06/25/2037	5,615,959

	JP Morgan Alternative Loan Trust,
6,544,069	Series 2006-S4-A4	5.96%	ß	12/25/2036	6,372,211
4,236,065	Series 2008-R2-A1	6.00%	^	11/25/2036	3,597,318

	JP Morgan Mortgage Trust,
615,361	Series 2005-S3-1A1	6.50%		01/25/2036	530,493
3,182,339	Series 2007-S1-2A8	5.75%		03/25/2037	2,514,008

	JP Morgan Resecuritization Trust,
4,128,495	Series 2009-13-1A2	5.50%	^	01/26/2036	4,086,496

	Lavender Trust,
1,689,681	Series 2010-R11A-A4	6.25%	^	10/26/2036	1,308,966

	Lehman Trust,
3,789,558	Series 2006-17-1A4A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.04%		08/25/2046	3,729,616

	Master Asset Backed Securities Trust,
5,803,736	Series 2004-WMC1-M1 (1 Month LIBOR USD + 0.78%, 0.52% Floor)	2.65%		02/25/2034	5,775,902

	MASTR Alternative Loans Trust,
1,084,568	Series 2004-10-5A5	5.75%		09/25/2034	1,088,212

	Merrill Lynch Alternative Note Asset Trust,
2,153,192	Series 2007-F1-2A6	6.00%		03/25/2037	1,742,518

	Merrill Lynch Mortgage Investors Trust,
1,718,584	Series 2006-AF1-AF3B	6.25%		08/25/2036	1,380,023

	Morgan Stanley Capital Trust,
29,614,249	Series 2006-HE3-A2D (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.12%		04/25/2036	27,901,770

	Morgan Stanley Mortgage Loan Trust,
9,878,723	Series 2005-10-4A1	5.50%		12/25/2035	9,283,670
1,271,753	Series 2007-12-3A4	6.25%		08/25/2037	1,074,492

	New Century Home Equity Loan Trust,
10,445,774	Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	2.05%		05/25/2036	9,802,820

	Nomura Asset Acceptance Corporation,
4,353,167	Series 2006-AP1-A2	5.52%	#	01/25/2036	2,397,648
1,616,062	Series 2007-1-1A1A	6.00%	ß	03/25/2047	1,470,442

	Opteum Mortgage Acceptance Corporation Trust,
11,160,940	Series 2006-2-A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.14%		07/25/2036	7,435,747

	PR Mortgage Loan Trust,
715,234	Series 2014-1-APT	5.91%	#^	10/25/2049	636,058

	Pretium Mortgage Credit Partners LLC,
7,678,767	Series 2018-NPL1-A1	3.38%	^§	01/27/2033	7,674,546

	PRPM LLC,
11,574,558	Series 2017-3A-A1	3.47%	#^	11/25/2022	11,586,726

	RALI Trust,
3,350,349	Series 2005-QS12-A3	5.50%		08/25/2035	3,232,700

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	11

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RALI Trust, (Cont.)
4,248,490	Series 2006-QS12-2A12 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 7.50% Cap)	2.07%		09/25/2036	3,361,255
4,248,490	Series 2006-QS12-2A13	5.80%	± I/F I/O	09/25/2036	798,428

	RBSGC Mortgage Loan Trust,
1,454,176	Series 2007-A-2A4	6.25%		01/25/2037	1,436,703

	Residential Accredit Loans, Inc.,
2,588,831	Series 2005-QS13-1A6	5.50%		09/25/2035	2,437,429
3,831,566	Series 2005-QS9-A6	5.50%		06/25/2035	3,818,679
645,482	Series 2006-QS12-1A1	6.50%		09/25/2036	492,980
5,618,263	Series 2006-QS18-1A4	6.25%		12/25/2036	5,188,419
1,883,945	Series 2006-QS7-A2	6.00%		06/25/2036	1,737,599
4,736,119	Series 2007-QA5-3A1	5.75%	#	09/25/2037	4,308,051
1,451,895	Series 2007-QS11-A1	7.00%		10/25/2037	1,283,310
11,098,482	Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.58%	I/F I/O	01/25/2037	1,128,643
11,098,482	Series 2007-QS1-1A5 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	2.42%		01/25/2037	8,898,017
906,248	Series 2007-QS5-A1	5.50%		03/25/2037	821,307

	Residential Asset Securities Corporation,
2,805,479	Series 2007-KS3-AI3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	2.12%		04/25/2037	2,766,046

	Residential Asset Securitization Trust,
4,717,929	Series 2006-A12-A1	6.25%		11/25/2036	3,211,879
1,797,840	Series 2006-A8-1A1	6.00%		08/25/2036	1,611,583

	Residential Funding Mortgage Securities Trust,
138,105	Series 2005-S9-A11	6.25%		12/25/2035	134,697
1,330,525	Series 2006-SA2-3A1	4.66%	#	08/25/2036	1,250,459

	Soundview Home Loan Trust,
8,000,000	Series 2005-OPT4-M1 (1 Month LIBOR USD + 0.46%, 0.46% Floor)	2.33%		12/25/2035	7,254,677

	Structured Adjustable Rate Mortgage Loan Trust,
7,780,318	Series 2005-22-4A1	3.73%	#	12/25/2035	7,489,961
5,050,526	Series 2006-10-3AF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap)	2.27%		11/25/2036	4,516,892
2,952,204	Series 2008-1-A2	3.60%	#	10/25/2037	2,699,438

	Structured Asset Mortgage Investments Trust,
7,181,314	Series 2006-AR6-1A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	2.05%		07/25/2046	6,502,040
7,015,123	Series 2006-AR6-1A3 (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap)	2.06%		07/25/2046	6,217,498
13,422,477	Series 2006-AR7-A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	2.08%		08/25/2036	12,300,346
5,988,775	Series 2006-AR8-A2 (1 Month LIBOR USD + 0.21%, 0.21% Floor, 11.50% Cap)	2.08%		10/25/2036	5,601,699
11,921,010	Series 2007-AR3-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap)	2.06%		09/25/2047	11,471,673

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Asset Securities Trust,
10,180,676	Series 2005-17-5A1	5.50%		10/25/2035	8,320,953

	Thornburg Mortgage Securities Trust,
634,921	Series 2007-4-2A1	3.35%	#	09/25/2037	634,818

	US Residential Opportunity Fund Trust,
13,680,993	Series 2017-1III-A	3.35%	^§	11/27/2037	13,679,988

	VOLT LLC,
3,190,897	Series 2015-NPL8-A1	3.50%	^§	06/26/2045	3,199,473
6,230,841	Series 2017-NPL7-A1	3.25%	^§	06/25/2047	6,219,920

	Washington Mutual Mortgage Pass-Through Certificates,
2,268,069	Series 2005-10-2A8	6.00%		11/25/2035	2,167,524
5,007,945	Series 2006-5-2CB6	6.00%		07/25/2036	4,144,741
3,603,830	Series 2007-2-1A6	6.00%		04/25/2037	3,169,627
355,163	Series 2007-4-1A1	5.50%		06/25/2037	354,406
4,038,446	Series 2007-5-A6	6.00%		06/25/2037	4,036,928

	Wells Fargo Alternative Loan Trust,
1,247,796	Series 2007-PA3-1A4	5.75%		07/25/2037	1,172,294

	Wells Fargo Mortgage Backed Securities Trust,
2,248,395	Series 2006-AR4-2A1	4.15%	#	04/25/2036	2,099,631
7,979,416	Series 2007-11-A96	6.00%		08/25/2037	7,839,477
633,670	Series 2007-13-A2	6.25%		09/25/2037	643,787
1,131,516	Series 2007-3-1A4	6.00%		04/25/2037	1,132,536
10,606,994	Series 2007-7-A1	6.00%		06/25/2037	10,568,592

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $697,106,941)				690,116,803

SHORT TERM INVESTMENTS 2.1%
5,109,991	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		5,109,991
5,109,992	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		5,109,992
5,109,992	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		5,109,992

	Total Short Term Investments (Cost $15,329,975)				15,329,975

	Total Investments 100.4% (Cost $742,783,855)				735,416,325
	Liabilities in Excess of Other Assets (0.4)%				(2,765,801)

	NET ASSETS 100.0%				$732,650,524

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	94.2%
Non-Agency Commercial Mortgage Backed Obligations	2.7%
Short Term Investments	2.1%
Collateralized Loan Obligations	1.4%
Asset Backed Obligations	0.0%	~
Other Assets and Liabilities	(0.4)%

	100.0%

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

March 31, 2018

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $157,221,370 or 21.5% of net assets.

#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.

±	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate desclosed is as of March 31, 2018.

ß	The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2018.

§	The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of March 31, 2018.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

Þ	Value determined using significant unobservable inputs.

♦	Seven-day yield as of March 31, 2018

~	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	13

Statement of Assets and Liabilities	March 31, 2018

ASSETS
Investments in Securities, at Value*	$720,086,350
Short Term Investments, at Value*	15,329,975
Interest and Dividends Receivable	2,292,941
Prepaid Expenses and Other Assets	234
Total Assets	737,709,500

LIABILITIES
Distribution Payable	4,503,993
Payable for Investments Purchased	500,000
Administration, Fund Accounting and Custodian Fees Payable	30,927
Transfer Agent Expenses Payable	10,034
Accrued Expenses	6,489
Trustees Fees Payable	4,070
Professional Fees Payable	1,883
Shareholder Reporting Expenses Payable	1,580
Total Liabilities	5,058,976
Net Assets	$732,650,524

NET ASSETS CONSIST OF:
Paid-in Capital	$770,443,710
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	299,152
Accumulated Net Realized Gain (Loss) on Investments	(30,724,808)
Net Unrealized Appreciation (Depreciation) on Investments	(7,367,530)
Net Assets	$732,650,524

*Identified Cost:
Investments in Securities	$727,453,880
Short Term Investments	15,329,975

Class I (unlimited shares authorized):
Shares Outstanding	80,954,025
Net Asset Value, Offering and Redemption Price per Share	$9.05

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	For the Year Ended March 31, 2018

INVESTMENT INCOME
Income:
Interest	$35,469,699
Total Investment Income	35,469,699
Expenses:
Investment Advisory Fees	3,188,621
Administration, Fund Accounting and Custodian Fees	125,961
Professional Fees	112,466
Transfer Agent Expenses	32,924
Shareholder Reporting Expenses	14,018
Trustees Fees	7,400
Miscellaneous Expenses	6,794
Insurance Expenses	5,980
Registration Fees	3,068
Total Expenses	3,497,232
Less: Investment Advisory Fees (Waived)	(3,188,621)
Less: Other Fees (Reimbursed)/Recouped	145,904
Net Expenses	454,515

Net Investment Income (Loss)	35,015,184

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	11,499
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,325,263
Net Realized and Unrealized Gain (Loss) on Investments	6,336,762

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,351,946

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	15

Statements of Changes in Net Assets	March 31, 2018

	Year Ended March 31, 2018	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$35,015,184	$26,416,343
Net Realized Gain (Loss) on Investments	11,499	4,910,464
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,325,263	(640,456)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,351,946	30,686,351

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(49,734,456)	(37,057,498)

Total Distributions to Shareholders	(49,734,456)	(37,057,498)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	264,293,709	217,000,000

Total Increase (Decrease) in Net Assets	$255,911,199	$210,628,853

NET ASSETS
Beginning of Period	$476,739,325	$266,110,472
End of Period	$732,650,524	$476,739,325

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$299,152	$361,468

16	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]

Net Asset Value, Beginning of Period	$9.14	$9.26	$10.02	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.56	0.65	0.61	0.46
Net Gain (Loss) on Investments (Realized and Unrealized)	0.13	0.12	(0.45)	0.01
Total from Investment Operations	0.69	0.77	0.16	0.47

Less Distributions:
Distributions from Net Investment Income	(0.78)	(0.89)	(0.92)	(0.45)
Total Distributions	(0.78)	(0.89)	(0.92)	(0.45)
Net Asset Value, End of Period	$9.05	$9.14	$9.26	$10.02
Total Return	7.81%	8.69%	1.56%	4.79%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$732,651	$476,739	$266,110	$267,098
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.60%	0.62%	0.64%	0.84%	[3]
Expenses After Advisory Fees (Waived) (See Note 3)	0.05%	0.07%	0.09%	0.38%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.08%	0.07%	0.09%	0.18%	[3]
Net Investment Income (Loss)	6.04%	6.99%	6.28%	7.00%	[3]
Portfolio Turnover Rate	23%	20%	16%	6%	[2]

[1]	Commencement of operations on August 4, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	17

Notes to Financial Statements	March 31, 2018

1.  Organization

The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014 as a non-diversified fund. Shares of the Fund may currently be purchased in transactions by the Adviser or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts. The Fund’s investment objective is to seek long-term total return.

During the Fund’s 2018 fiscal year, the Fund became classified as a diversified management investment company under the 1940 Act. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more that 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

18	DoubleLine Selective Credit Fund

March 31, 2018

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20181:

Category
Investments in Securities
Level 1
Money Market Funds	$15,329,975
Total Level 1	15,329,975
Level 2
Non-Agency Residential Collateralized Mortgage Obligations	675,963,875
Non-Agency Commercial Mortgage Backed Obligations	19,711,762
Collateralized Loan Obligations	10,063,250
Asset Backed Obligations	54,454
Total Level 2	705,793,341
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	14,152,928
Non-Agency Commercial Mortgage Backed Obligations	140,081
Total Level 3	14,293,009
Total	$735,416,325

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the year ended March 31, 2018.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 3/31/2017	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2018	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2018[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$5,386,628	$104,392	$(302,722)	$129,507	$—	$(915,944)	$9,751,067	$—	$14,152,928	$(302,722)
Non-Agency Commercial Mortgage Backed Obligations	281,403	—	(152,817)	11,495	—	—	—	—	140,081	(152,817)
Total	$5,668,031	$104,392	$(455,539)	$141,002	$—	$(915,944)	$9,751,067	$—	$14,293,009	$(455,539)

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2018 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]	Transfers into or out of Level 3 can be attributable to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

Annual Report	March 31, 2018	19

Notes to Financial Statements (Cont.)	March 31, 2018

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2018 *	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$14,152,928	Market Comparables	Market Quotes	$82.84-$101.08	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security
Non-Agency Commercial Mortgage Backed Obligations	$140,081	Market Comparables	Yields	34.77%	Increase in the yields would result in the decrease in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2017, 2016 and 2015 for the Fund, are those that are open for exam by taxing authorities. As of March 31, 2018, the Fund has no examination in progress.

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2018. The Fund identifies its major tax jurisdiction as U.S. Federal, the State of Delaware and the State of California. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the New York Stock Exchange opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

20	DoubleLine Selective Credit Fund

March 31, 2018

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related and Other Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Pursuant to a letter agreement dated November 20, 2014 between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons” of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the year ended March 31, 2018, the Adviser fully waived the total investment advisory fee of $3,188,621.

In addition, pursuant to an Expense Limitation Agreement between Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least July 31, 2019. However, these expense limitations may be terminated by the Fund’s Board at any time.

Other than described above, to the extent that the Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses pursuant to the Expense Limitation Agreement, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.

For the year ended March 31, 2018, the Adviser recouped $145,904. There is no amount remaining that is eligible for reimbursement or recoupment.

4.  Purchases and Sales of Securities

For the year ended March 31, 2018, purchases and sales of investments, excluding short term investments, were $349,005,319 and $128,455,247, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the year.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

	Year Ended March 31, 2018	Year Ended March 31, 2017
Distributions Paid From:
Ordinary Income	$49,734,456	$37,057,498
Total Distributions Paid	$49,734,456	$37,057,498

Annual Report	March 31, 2018	21

Notes to Financial Statements (Cont.)	March 31, 2018

The cost basis of investments for federal income tax purposes as of March 31, 2018, was as follows:

Tax Cost of Investments	$742,783,855
Gross Tax Unrealized Appreciation	12,150,501
Gross Tax Unrealized Depreciation	(19,518,031)
Net Tax Unrealized Appreciation (Depreciation)	$(7,367,530)

As of March 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(7,367,530)
Undistributed Ordinary Income	4,806,333
Undistributed Long Term Capital Gains	—
Total Distributable Earnings	4,806,333
Other Accumulated Gains (Losses)	(35,231,989)
Total Accumulated Earnings (Losses)	$(37,793,186)

As of March 31, 2018, the Fund had $30,724,808 available for a capital loss carryforward. This amount does not expire.

As of March 31, 2018, the Fund did not have any late year losses or post-October losses.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended March 31, 2018, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Paid-In Capital
DoubleLine Selective Credit Fund	$14,656,956	$(14,656,957)	$1

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	30,298,902	$277,900,000	23,628,323	$219,000,000
Reinvested Dividends	21,404	193,709	—	—
Shares Redeemed	(1,504,264)	(13,800,000)	(217,155)	(2,000,000)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	28,816,042	$264,293,709	23,411,168	$217,000,000

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $7,400 from the Fund during the year ended March 31, 2018. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statement of Operations are shown as $7,400, which includes $7,117 in current fees (either paid in cash or deferred) and an increase of $283 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted, $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each

22	DoubleLine Selective Credit Fund

March 31, 2018

DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 3.78% for the year ended March 31, 2018).

For the year ended March 31, 2018, the Fund did not draw on its available credit facility.

9. Significant Shareholder Holdings

As of March 31, 2018, the Fund had 19 shareholders of record; five of the Fund’s shareholders, two of which were under common control with each other, collectively owned 50% of the total outstanding shares of the Fund. Each shareholder is an institutional separate account over which the Adviser has investment discretion. See the description of Large Shareholder Risk in the following Principal Risks Note.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•	asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°	credit risk: the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

Annual Report	March 31, 2018	23

Notes to Financial Statements (Cont.)	March 31, 2018

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are at or near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

°	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	focused investment risk: the risk that the Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than the Fund that invests in a more diverse investment portfolio. In addition, the value of such the Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	fund level tax risk: the risk that the Fund could be considered a personal holding company for federal income tax purposes, which will result in Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•	high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds’, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

24	DoubleLine Selective Credit Fund

March 31, 2018

•	leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited offering risk: the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•	limited operating history risk: the risk that a recently formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	non-diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	reliance on the adviser: the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•	Rule 144A securities risk: Rule 144A under the Securities Act permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board.

•	securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

Annual Report	March 31, 2018	25

Notes to Financial Statements (Cont.)	March 31, 2018

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	valuation risk: the valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Certain securities in which the Fund may invest, including, for example, high yield bonds, commodities, derivatives, emerging market securities, mortgage-related securities, complex securities, and thinly-traded or illiquid investments may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

26	DoubleLine Selective Credit Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Selective Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DoubleLine Selective Credit Fund (one of the funds constituting DoubleLine Funds Trust, hereafter referred to as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 21, 2018

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

Annual Report	March 31, 2018	27

Shareholder Expenses	(Unaudited) March 31, 2018

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/17 through 3/31/18.*

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/18	Expenses Paid During Period*[1]	Ending Account Value 3/31/18	Expenses Paid During Period*[1]
DoubleLine Selective Credit Fund	Class I	0.07%	$1,000	$1,020	$0.35	$1,025	$0.35

*	Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
[1]	Reflects fee waiver and expense limitation arrangements in effect during the period.

28	DoubleLine Selective Credit Fund

Growth of Investment	(Unaudited) March 31, 2018

DoubleLine Selective Credit Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	Since Inception (8/4/2014)
DoubleLine Selective Credit Fund Class I	7.81%	6.23%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.95%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The private placement memorandum contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a private placement memorandum, contact an authorized representative at 213-633-8200. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 213-633-8200 to receive performance results current to the most recent month-end.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2018	29

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2018

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At an in-person meeting in February 2018, the Boards of Trustees (the “Board”) of the DoubleLine open-end mutual funds and closed-end funds (the “Funds”) approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That approval included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and to DoubleLine Alternatives LP.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2018 meeting with management and at meetings held earlier in February outside the presence of management specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet over the course of the year with investment advisory personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds and the investment program, performance, and operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared each open-end Fund’s net management fee ratio and net total expense ratio (Class I shares) against its Strategic Insight peer group, and each open-end Fund’s performance records (Class I shares) for the three-month, six-month, and one-year periods and, where applicable, the three- and five-year periods ended December 31, 2017 against its Morningstar category. The Independent Trustees met with Strategic Insight representatives to review Strategic Insight’s selection of peer groups, including the views of Strategic Insight regarding the challenges it encountered in assembling a peer group of funds with investment strategies substantially similar to those of certain open-end Funds.

30	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2018

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each open-end Fund, other than the Emerging Markets Fixed Income Fund (“EMFI”), Long Duration Total Return Bond Fund (“LD Total Return”), Low Duration Emerging Markets Fixed Income Fund (“LDEMFI”), Shiller Enhanced International CAPE (“International CAPE”), and Ultra Short Bond Fund (“Ultra Short”), was in the first or second performance quartile relative to its respective Morningstar category for the one-year period ended December 31, 2017; and each open-end Fund with a sufficiently long track record was in the first or second performance quartile relative to its respective Morningstar category for the three- and five-year periods ended December 31, 2017, other than EMFI and the Floating Rate Fund, which were in the third performance quartile for the three-year period, and LDEMFI, which was in the fourth performance quartile for the three-year period. The Trustees considered specific factors cited by DoubleLine for the relative underperformance of certain of the open-end Funds, which in most cases resulted from decisions of the Funds’ portfolio management team as to the overall positioning and strategy of the Funds. In addition, the Trustees considered management’s statements that International CAPE and Ultra Short have short operating histories, limiting the usefulness of peer group comparisons, and that the unusual long-duration strategy of LDEMFI limits the number of similar peer funds for comparison. Concerning EMFI and LD Total Return, the Trustees noted that each Fund’s performance was in the first quartile of its Morningstar category for longer-term periods (the five-year period ended December 31, 2017 in the case of EMFI, and the three-year period ended December 31, 2017 in the case of LD Total Return).

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ expenses and advisory fees, noting that the reports showed that each open-end Fund, other than LD Total Return, the Strategic Commodity Fund, and Ultra Short, had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that the net total expense ratios of LD Total Return and the Strategic Commodity Fund were nonetheless below those of several of their respective peers, and that each of those Funds had achieved favorable relative performance over the longest period shown in its Strategic Insight Report notwithstanding its net expense ratio. The Trustees noted that, although Ultra Short’s net total expense ratio was in the third comparative quartile, it was within one-tenth of one basis point of the peer group median.

The Trustees considered each open-end Fund that had a net management fee ratio in the third or fourth quartile of its peer group: the Total Return Bond Fund, EMFI, the Multi-Asset Growth Fund, the Flexible Income Fund, LD Total Return, the Global Bond Fund, and the Infrastructure Income Fund. They noted that each of these Funds, other than LD Total Return, had a net total expense ratio in the first or second quartile of its peer group, and that the net management fee ratio of LD Total Return was only slightly more than one basis point above the median of its peer group. They noted that the net management fee ratio of each Fund was below the net management fee ratios of several of its respective peers. Concerning the Infrastructure Income Fund, they also considered Strategic Insight’s statement that the Fund did not have a group of peer funds with a similar focus on infrastructure-related bonds.

As to the Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee ratio based on managed assets (generally, including the assets attributable to the Fund’s leverage) was shown in the Strategic Insight Reports to be slightly above the median of its peer group, and that its net management fee ratio based on net assets (generally, excluding the assets attributable to the Fund’s leverage) was below the median of its peer group. The Trustees noted that DBL had performed in the second quartile of its Morningstar category for the five-year period ended December 31, 2017, but that its performance had been in the third quartile for the three-year period and the fourth quartile for the one-year period ended December 31, 2017. The Trustees considered DoubleLine’s explanation for DBL’s recent underperformance, including its conservative positioning and its focus on investment in mortgage-backed securities by contrast to many peers that had more diversified exposure to segments of the debt securities markets. They also noted the information in the Strategic Insight Report showing that DBL had employed comparatively less leverage than its peers as of the date of the information in that report.

As to the Income Solutions Fund (“DSL”), the Trustees noted that DSL was shown in the Strategic Insight Reports to have performed in the first or second quartile of its Morningstar category for all periods shown. They noted the information in the Strategic Insight Report showing that DSL had employed comparatively less leverage than the median of its peer group as of the date of the information in that report. They noted that DSL’s net management fee ratios and net total expense ratios were just above the median of its peer group.

In evaluating the comparative net management fee ratios of DBL and DSL, the Trustees also considered DoubleLine’s statement that it had attempted to set each Fund’s fees at its inception at rates that reflected competitive market levels, but that also reflected the experience and expertise DoubleLine brings to managing the Funds.

The Trustees noted that both DBL and DSL had employed leverage for the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage.

Annual Report	March 31, 2018	31

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2018

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine had significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative performance of the Funds, and the competitiveness of the management fees and total operating expenses of the Funds.

The Trustees separately considered DoubleLine’s statement that it is continuing to invest in its business to maintain its ability to provide high quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees noted that a number of the open-end Funds had achieved significant size. The Trustees considered management’s view that the net management fee rates of the open-end Funds with significant size are consistent with DoubleLine’s general pricing philosophy of agreeing upon a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate. They noted DoubleLine’s statements that that approach has facilitated the open-end Funds’ asset-raising efforts and allowed the open-end Funds to compete from inception with peer funds with, in some cases, larger asset bases. The Trustees further noted that DoubleLine was still subsidizing the expenses of a number of the Funds. The Trustees also noted DoubleLine’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure. The Trustees considered management’s statements among others that, although mutual fund advisory fees have trended downward over time, reducing the pricing advantage the Total Return Bond Fund had previously enjoyed, the Fund is fairly priced in light of its historical performance and the fact that it is DoubleLine’s and Mr. Gundlach’s flagship strategy. The Trustees also noted Strategic Insight’s observation that certain open-end Funds have experienced substantial asset growth in recent periods, and that that growth has resulted in a number of cases in reductions in the expense ratios of those Funds.

With regard to DBL and DSL, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. They noted DoubleLine’s view that the levels of its

32	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2018

profitability in respect of DBL and DSL are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and, with respect to some Funds, lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Annual Report	March 31, 2018	33

Federal Tax Information	(Unaudited) March 31, 2018

For the fiscal year ended March 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. Prior to January 1, 2018, certain dividends paid by the Fund may have been subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly). The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2018, was as follows:

Dividends Received Deduction
DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2018, for the Fund was as follows:

Qualified Short-Term Gains
DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2018, for the Fund was as follows:

Qualified Interest Income
DoubleLine Selective Credit Fund	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

34	DoubleLine Selective Credit Fund

Trustees and Officers	(Unaudited) March 31, 2018

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite / Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	18	None

John C. Salter, 1957	Trustee	Indefinite / Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	18	None

Raymond B. Woolson, 1958	Trustee	Indefinite / Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	18	Trustee, Advisors Series Trust(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

The following Trustees are “interested persons” of the Trust as defined in the 1940 Act because they are officers of the Advisers, and indirect shareholders in the Advisers.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite / Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital LP (since December 2009).	16	None

Philip A. Barach, 1952	Trustee	Indefinite / Since January 2010	President, DoubleLine Capital LP (since December 2009).	16	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of Doubleline Funds Trust, Doubleline Opportunistic Credit Fund and Doubleline Income Solutions Fund.

Annual Report	March 31, 2018	35

Trustees and Officers (Cont.)	(Unaudited) March 31, 2018

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital LP (since July 2010); President, DoubleLine Funds Trust (since January 2010).

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital LP. Formerly, Southern Wholesaler, DoubleLine Capital LP. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013) and Chairman (since June 2016); Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Secretary, DoubleLine Funds Trust (since January 2010); Senior Advisor, DoubleLine Capital (since March 2018). Formerly, Chief Operating Officer, DoubleLine Capital (from June 2010 to March 2018); Executive Vice President, DoubleLine Capital (from December 2009 through May 2010). Formerly, Vice Chairman, CASA of Los Angeles (from June 2014 to June 2016).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since March 2017	Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital LP (since June 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital LP (since April 2010).

36	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2018

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital LP (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital LP (since March 2018). Formerly, Manager of Operations, Doubleline Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	AML Officer and Vice President	Indefinite/AML Officer Since May 2016; Indefinite/Vice President Since May 2017	Anti-Money Laundering Officer, DoubleLine Funds Trust (since May 2016); Anti-Money DoubleLine Group LP (since January 2013); Laundering Officer, DoubleLine Capital, DoubleLine Equity LP and DoubleLine Alternatives (since March 2016); Legal/Compliance, DoubleLine Group LP (since January 2013).

(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

Annual Report	March 31, 2018	37

Information About Proxy Voting	(Unaudited) March 31, 2018

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

38	DoubleLine Selective Credit Fund

Privacy Notice	(Unaudited) March 31, 2018

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Annual Report	March 31, 2018	39

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$956,046	$919,039
Audit-Related Fees	$900	$3,670
Tax Fees	$196,670	$177,810
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2018	FYE 3/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	$196,670	$177,810
Registrant’s Investment Adviser	$1,426,605	$1,454,202

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/30/2018

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial and Accounting Officer

Date	5/30/2018